SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2010

LAUFER BRIDGE ENTERPRISES, INC.

NEVADA	333-149177	04-3626788
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3276 Buford Drive, Bldg. 104, Suite 320 Buford, GA	30519
(Address of principal executive officers)	(Zip Code)

678-596-6872
(Registrant’s telephone number, including area code)

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure in this Current Report on Form 8-K contains some forward-looking statements especially, (but not limited to) as relates to our reference to our wholly owned subsidiary, House of Mohan Corporation and its website. Certain of the matters discussed concerning our operations and economic performance including, in particular, future sales, product demand and the market for our products include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, they are subject to several risks and uncertainties, and therefore, we can give no assurance that these statements will be achieved.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. You are advised, however, to consult any additional future disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.

References to “we”, “our” the “Company” or the “Registrant” refer to Laufer Bridge Enterprises, Inc.

Item 1.01

Entry into a Material Definitive Agreement.

Reference is herewith made to a current report on Form 8-K as filed with the SEC on July 28, 2009, the full contents of which are hereby incorporated by reference and in particular, but not limited to, Exhibit 10.1 thereto entitled “Share Exchange Agreement” as dated July 22, 2009.

The “Assignment and Assumption Agreement” (“Agreement”) annexed hereto as Exhibit 10.4 conveys the fact that as of September 30, 2010 the Company assigned and transferred to Richard and Carol Laufer all of the Company’s rights, title and interest in and to assets defined in such Agreement in exchange for them assuming certain of the Company’s assumed liabilities as defined in such Agreement and the return of 9,530,000 shares of the Company’s common stock. The Agreement was agreed to orally by all parties concerned on September 30, 2010 and reduced to writing thereafter.

Item 9.01

Financial Statements and Exhibits.

The following exhibits are filed as part of this Current Report.

(d)

Exhibits

10.4

Assignment and Assumption Agreement

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

July 13, 2011

LAUFER BRIDGE ENTERPRISES, INC.

(Registrant)

/s/ Joel Stohlman

By: JOEL STOHLMAN, PRESIDENT

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